UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 4, 2015

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400

Sherman Oaks, California 91403

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 29, 2015, Signature Group Holdings, Inc. (the “Company”) commenced its previously announced registered stapled rights offering pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”). In connection with the rights offering, the Company is filing items included as Exhibits 4.1, 99.1, 99.2, 99.3, and 99.4 to this Current Report on Form 8-K for the purpose of incorporating such items by reference in the Company’s Registration Statement on Form S-3 (Registration No. 333-191020), of which the prospectus supplement dated January 29, 2015, relating to the rights offering, is a part.

THIS CURRENT REPORT ON FORM 8-K SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF SIGNATURE GROUP HOPLDINGS, INC., NOR SHALL THERE BE ANY OFFER, SOLICITATION OR SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. ANY SUCH OFFER, SOLICITATION OR SALE WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

The following are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

4.1	Form of Signature Group Holdings, Inc. Subscription Rights Certificate.

99.1	Cover Letter to Mailing of Rights Offering Materials, dated February 4, 2015.

99.2	Form of Letter to Nominee Holders whose Clients are Beneficial Holders.

99.3	Form of Letter to Clients.

99.4	Beneficial Owners Election Form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: February 5, 2015	By:	/s/ W. CHRISTOPHER MANDERSON
	Name:	W. Christopher Manderson
	Title:	Executive Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Form of Signature Group Holdings, Inc. Subscription Rights Certificate.

99.1	Cover Letter to Mailing of Rights Offering Materials, dated February 4, 2015.

99.2	Form of Letter to Nominee Holders whose Clients are Beneficial Holders.

99.3	Form of Letter to Clients.

99.4	Beneficial Owners Election Form.